UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   November 15, 2004
                                                 -------------------------------

                              BARNES & NOBLE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-12302                                    06-1196501
--------------------------------------------------------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


     122 Fifth Avenue, New York, NY                           10011
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 633-3300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On November 15, 2004, Barnes & Noble, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended October 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Use of Non-GAAP Financial Information

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), in the press release attached hereto as Exhibit 99.1 the Company uses the non-GAAP financial measure of EBITDA (defined by the Company as operating profit (loss) before depreciation and amortization, less the minority interest in GameStop Corp.'s EBITDA) for the 13 and 39 weeks ended October 30, 2004 and November 1, 2003. Additionally, following the Company's acquisition of Bertelsmann AG's interest in barnesandnoble.com inc. ("B&N.com") on September 15, 2003, the Company consolidated the results of B&N.com. Accordingly, the Company is disclosing in the press release attached hereto as Exhibit 99.1 pro forma results as if the Company consolidated B&N.com for all of fiscal 2003. Furthermore, in the press release attached hereto as Exhibit 99.1, the Company provides certain financial results which exclude the one-time charge relating to the redemption of its convertible subordinated notes. This one-time charge was to write-off the unamortized portion of the deferred financing fees from the issuance of the notes and for payment of the redemption premium.

     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided EBITDA results to the investment community, the Company believes that the inclusion of EBITDA results provides a consistent and comparable measure to help investors understand the Company's operating results. Furthermore, since the Company will consolidate B&N.com on a going forward basis, the Company believes that pro forma results (as if the Company consolidated B&N.com) provide investors a better understanding of the Company's current operating results and provide a comparable measure to help investors understand the Company's future operating results. The Company has also provided certain financial results which exclude a one-time charge relating to the redemption of its convertible subordinated notes because the Company believes that such information also provides investors a better understanding of the Company's current operating results and provides a comparable measure to help investors understand the Company's future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.


Item 9.01  Financial Statements and Exhibits

           (c)  Exhibits

     99.1  Press Release of Barnes & Noble, Inc., dated November 15, 2004

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 BARNES & NOBLE, INC.
                                                 (Registrant)




                                                 By: /s/ Joseph J. Lombardi
                                                     ---------------------------
                                                     Joseph J. Lombardi
                                                     Chief Financial Officer


Date:   November 15, 2004

                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX




Exhibit Number    Description
--------------    -----------
99.1              Press Release of Barnes & Noble, Inc., dated November 15, 2004